SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

                          FORM 8-K

                      CURRENT REPORT
            Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

           Date of Report:  September 26, 1996
            (Date of earliest event reported)

                 LIDAK PHARMACEUTICALS
  (Exact name of registrant as specified in its charter)

                        CALIFORNIA
       (State or other jurisdiction of incorporation)

         0-18734                     33-0314804
(Commission File Number)           (IRS Employer
                                 Identification No.)

11077 North Torrey Pines Road, La Jolla, California 92037
    (Address of principal executive offices)     (Zip code)

                     (619) 558-0364
      (Registrants telephone number, including area code)

Item 5.  OTHER EVENTS

     On September 26, 1996, the Company announced resignation of Michael H. Lorber, vice president and chief financial officer effective October 11, 1996. Mr. Lorber has resigned to pursue a new career opportunity. The Company is actively seeking a new chief financial officer.


                             SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             LIDAK PHARMACEUTICALS

Date:  September 30, 1996        By:/s/David H. Katz
                                 ------------------------------
                                  President and Chief  Executive
Officer